UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2017
MYLAN N.V.
(Exact Name of Registrant as Specified in Charter)

The Netherlands	333-199861	98-1189497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Building 4, Trident Place Mosquito Way, Hatfield, Hertfordshire	AL10 9UL
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: +44 (0) 1707-853-000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 Results of Operations and Financial Condition.
On March 1, 2017, Mylan N.V. (“Mylan” or the “Company”) issued a press release reporting the Company's financial results for the period ended December 31, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.
As previously announced, Mylan will host an Investor Day today in New York City beginning at 1:00 p.m. ET. The presentations will be broadcast live via webcast. The Company's senior leadership team will present the financial results for the fourth quarter and year ended December 31, 2016, financial guidance for 2017 and an overview of the company's strategic vision and growth strategy for 2017 and beyond.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release announcing the Company’s 2016 financial results and 2017 guidance, dated March 1, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN N.V.

Date:	March 1, 2017	By:	/s/ Kenneth S. Parks
Kenneth S. Parks Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release announcing the Company’s 2016 financial results and 2017 guidance, dated March 1, 2017.